UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 18, 2005
                                                --------------------------------

                                   SB Partners
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 New York                            0-08952                 13-6294787
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)

   1251 Avenue of the Americas, New York, NY                      10020
--------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-5000
                                                  ------------------------------

-------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)

Item 7. Financial Statements

         The following unaudited and pro forma financial information is included as an amendment to the Form 8-K dated September 29, 2005, filed on October 18, 2005 and incorporated herein by reference.

              In assessing the acquisition of 435 Park Court, the Registrant considered historical and estimates of future cash flows, physical condition, location, the competitive nature of the market, and the existing tenant. Furthermore, anticipated maintenance and repair costs and capital improvement requirements were evaluated. After reasonable inquiry, the Registrant is not aware of any material factors that would cause the reported financial information in the accompanying Statement of Revenue and Certain Expenses not to be indicative of future operating results, although no assurance can be given that the historical financial information will be representative of future results. The development of 435 Park Court was completed in the middle of 2004 with only minimal rental activity for the rest of the year, therefore we are not presenting a Statement of Revenue and Certain Expenses for 2004 as it would not be indicative of future results.

              The following pro forma consolidated financial statements reflect the acquisition of 435 Park Court by the Registrant. As the Registrant used the proceeds of a mortgage note of $10,000,000 secured by the property to make this purchase and drew $2,000,000 from it's existing credit facility for operational purposes, the consolidated balance sheet as of the last filing, September 30, 2005, has been adjusted to reflect the inclusion of the assets and liabilities of the newly acquired commercial property, as well as the new mortgage note and the withdrawal from the credit facility, as if the acquisition and financing had occurred at the end of the period. The consolidated statement of operations for the nine months ended September 30, 2005 has been restated to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the periods presented.

              In addition, the consolidated statement of operations for the nine months ended September 30, 2005 has been restated to reflect the results of operations of the Registrant as if the real estate sale of Cypress Key Apartments on March 28, 2005 had taken place at the beginning of the year. The Registrant is reflecting this transaction in accordance with the rules and regulations regarding the filing of Form 8-K, as the transaction was consummated during the fiscal period presented. Please refer to the Form 8-K filed April 21, 2005 filed in connection with this transaction.

                                   SB PARTNERS
                                   -----------

                                   FORM 8-K/A
                                   ----------

                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------


Statement of Revenue and Certain Expenses
     for the nine months ended September 30, 2005 (Unaudited)................4

Notes to Statement of Revenue and Certain Expenses (Unaudited)...............5

Pro Forma Consolidated Balance Sheet
     as of September 30, 2005 (Unaudited)....................................6

Pro Forma Consolidated Statement of Operations
     for the nine months ended September 30, 2005 (Unaudited)................7

Notes to Pro Forma Consolidated Financial Statements (Unaudited).............8-9


                                 435 PARK COURT
                                 --------------
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                    -----------------------------------------
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                  --------------------------------------------
                                    UNAUDITED
                                    ---------

REVENUE:
  Rental income                                                 $813,794
  Other income                                                    32,298
                                                                --------

         Total revenue                                           846,092
                                                                --------

CERTAIN EXPENSES:
  Real estate taxes                                               38,919
  General and administrative                                      18,256
                                                                --------

         Total certain expenses                                   57,175
                                                                --------

REVENUE IN EXCESS OF CERTAIN EXPENSES                           $788,917
                                                                ========

    The accompanying notes are an integral part of this financial statement.


                                 435 PARK COURT
                                 --------------
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                  --------------------------------------------
                                    UNAUDITED
                                    ---------

1.   BASIS OF PRESENTATION

     The accompanying Statement of Revenue and Certain Expenses relates to the operations of 435 Park Court, a 265,516 square foot commercial property located in Lino Lakes, Minnesota.

     The accompanying financial statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as depreciation and amortization, not related to the future operations of the property. Management is not aware of any material factors relating to the property, which would cause the reported financial information not to be indicative of future operating results.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The accompanying Statement of Revenue and Certain Expenses was prepared using the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recognized on a straight-line basis over the term of the lease. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining the reported amounts of revenues and expenses. Actual results could differ from those estimates.

3.   CONCENTRATION OF RISK

     435 Park court is occupied by a single tenant whose lease runs through September 30, 2017.

                                                SB PARTNERS
                                                -----------
                                     (a New York limited partnership)
                                      ------------------------------

                                   PRO FORMA CONSOLIDATED BALANCE SHEET
                                   ------------------------------------
                                                (UNAUDITED)
                                                 ---------

                                                      SEPTEMBER 30,     PRO FORMA        PRO FORMA
                                                          2005         ADJUSTMENTS        BALANCE
                                                       AS REPORTED     (SEE NOTE 2)        SHEET
                                                       -----------     -----------      -----------
 Assets:
   Investments -
    Real estate, at cost
     Land                                              $ 3,062,500     $ 1,515,000      $ 4,577,500
     Buildings, furnishings and improvements            30,385,194      13,797,160       44,182,354
     Less - accumulated depreciation                    (4,653,211)              0       (4,653,211)
                                                       -----------     -----------      -----------
                                                        28,794,483      15,312,160       44,106,643

   Real estate held for sale                             3,156,460               0        3,156,460
   Investment in joint venture                           2,751,259               0        2,751,259
                                                       -----------     -----------      -----------
                                                        34,702,202      15,312,160       50,014,362

   Other assets
    Cash and cash equivalents                            4,300,634      (2,764,899)       1,535,735
    Cash held by lenders in escrow                         245,356               0          245,356
    Other assets                                           341,436        (201,362)         140,074
    Other assets in discontinued operations                290,108               0          290,108
                                                       -----------     -----------      -----------
         Total assets                                  $39,879,736     $12,345,899      $52,225,635
                                                       ===========     ===========      ===========
 Liabilities:

  Mortgage notes payable                               $ 9,656,677     $12,000,000      $21,656,677
  Accounts payable and accrued expenses                    328,265         320,899          649,164
  Tenant security deposits                                 102,048          25,000          127,048
  Other liabilities in discontinued operations,
   Including $3,421,263 of mortgage notes payable        3,640,035               0        3,640,035
                                                       -----------     -----------      -----------
         Total liabilities                              13,727,025      12,345,899       26,072,924
                                                       -----------     -----------      -----------

 Partners' Capital:
  Units of partnership interest without par value;
   Limited partners - 7,753 units                       26,167,773               0       26,167,773
   General partner - 1 unit                                (15,062)              0          (15,062)
                                                       -----------     -----------      -----------
         Total partners' capital                        26,152,711               0       26,152,711
                                                       -----------     -----------      -----------
         Total liabilities & partners' capital         $39,879,736     $12,345,899      $52,225,635
                                                       ===========     ===========      ===========

              See accompanying notes to pro forma consolidated financial statements.


                                                     SB PARTNERS
                                                     -----------
                                           (a New York limited partnership)
                                            ------------------------------
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     ----------------------------------------------
                                                     (UNAUDITED)
                                                      ---------
                                      For the Nine Months Ended September 30, 2005
                                      --------------------------------------------

                                                                   PRO FORMA ADJUSTMENTS
                                                                        (SEE NOTE 2)
                                                                 -------------------------

                                                                 PURCHASE OF     SALE OF       PRO FORMA
                                                       AS         435 PARK     CYPRESS KEY      INCOME
                                                    REPORTED        COURT       APARTMENTS     STATEMENT
                                                   ----------     --------     -----------     ----------
Revenue:
  Rental income                                    $2,885,369     $813,794     $         0     $3,699,163
  Interest on short-term investments                  313,052            0               0        313,052
  Other                                                67,325       32,298               0         99,623
                                                   ----------     --------     -----------     ----------
     Total revenue                                  3,265,746      846,092               0      4,111,838
                                                   ----------     --------     -----------     ----------
Expenses:
  Real estate operating expenses                    1,446,618       18,256               0      1,464,874
  Interest on mortgage notes payable                  627,784      513,750               0      1,141,534
  Depreciation and amortization                       609,817      288,876               0        898,693
  Real estate taxes                                   370,542       38,919               0        409,461
  Management fees                                     515,302       45,691         (56,404)       504,589
  Other                                                36,922            0               0         36,922
                                                   ----------     --------     -----------     ----------
     Total expenses                                 3,606,985      905,492         (56,404)     4,456,073
                                                   ----------     --------     -----------     ----------
Loss from operations                                 (341,239)     (59,400)         56,404       (344,235)

Equity in net loss of joint venture                  (362,330)           0               0       (362,330)
                                                   ----------     --------     -----------     ----------
Loss from continuing operations                      (703,569)     (59,400)         56,404       (706,565)

Profit (loss) from discontinued operations         (1,451,196)           0       1,609,152        157,956

Net gain on sales of investment in real
  estate property                                   6,350,771            0      (6,350,771)             0
                                                   ----------     --------     -----------     ----------
     Net income (loss)                              4,196,006      (59,400)     (4,685,215)      (548,609)

Income (loss) allocated to general partner                541           (8)           (604)           (71)
                                                   ----------     --------     -----------     ----------
Income (loss) allocated to limited partners        $4,195,465     $(59,392)    $(4,684,611)    $ (548,538)
                                                   ==========     ========     ===========     ==========
Earnings per Unit of Limited Partnership Interest
     (Basic and Diluted)

     Continuing Operations                         $   (90.75)    $  (7.66)    $      7.28     $   (91.13)
                                                   ==========     ========     ===========     ==========
     Discontinued Operations
     (including gain on sale)                      $   631.96     $      0     $   (611.59)    $    20.37
                                                   ==========     ========     ===========     ==========

     Net Income (loss)                             $   541.21     $  (7.66)    $   (604.31)    $   (70.76)
                                                   ==========     ========     ===========     ==========

Weighted average number of Units of limited
  partnership interest outstanding                      7,753        7,753           7,753          7,753
                                                   ==========     ========     ===========     ==========

                  See accompanying notes to pro forma consolidated financial statements.

                                  SB PARTNERS
                                  -----------
                       (a New York limited partnership)
                       --------------------------------

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
             ----------------------------------------------------

                                    (UNAUDITED)
                                    -----------


(1)      Accounting and Financial Reporting
         ----------------------------------
              The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, quarterly report on Form 10-Q, and Form 8-K filed April 13, 2005, November 14, 2005 and April 21, 2005, respectively.


(2)      Pro Forma Adjustments
         ---------------------

              The consolidated balance sheet as of the last filing date, September 30, 2005, has been restated to reflect the addition of the assets and liabilities related to 435 Park Court, and the related mortgage note payable, as if the transactions had occurred on such date. The total costs to acquire 435 Park Court, $15,312,160, have been added to the Registrant's portfolio of investments in real estate properties. Liabilities assumed at the time of the purchase, accrued expenses of $320,899 and tenant security deposits of $25,000, were added to the Registrant's total liabilities. The mortgage note of $10,000,000 secured by the property and $2,000,000 drawn on the Registrant's existing credit facility has been added to the total of the Registrant's mortgage notes payable. The decrease in other assets of $201,362, has been subtracted from the assets held by the Registrant. Cash held by the Registrant has been decreased by $2,764,899, the net of $4,764,899 required for the acquisition of 435 Park Court less $2,000,000 drawn on the Registrant's existing credit facility.

                  The accompanying pro forma consolidated statement of operations for the nine months ended September 30, 2005 have been adjusted to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the year. In addition, the consolidated statement of operations for the nine months ended September 30, 2005 has been restated to reflect the results of operations of the Registrant as if the real estate sale of Cypress Key Apartments on March 28, 2005 had taken place at the beginning of the year. The Registrant is reflecting this transaction in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented. Please refer to the Form 8-K filed April 21, 2005 filed in connection with this transaction.

         The items of income of 435 Park court that have been added to the consolidated statement of operations for the period presented include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property, net of the proceeds of the mortgage note.

         The loss from discontinuing operations of Cypress Key Apartments has been removed from the consolidated statement of operations for the nine months ended September 30, 2005. In addition, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property are reflected in the pro forma statement of operations.

(3)      CONCENTRATION OF RISK
         ---------------------

                  435 Park court is occupied by a single tenant whose lease runs through September 30, 2017.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SB Partners
                                        ----------------------------------------
                                        (Registrant)

                                    By: SB PARTNERS REAL ESTATE CORPORATION
                                        GENERAL PARTNER


Date  December 19, 2005                 /s/ George N. Tietjen III
     -------------------                ----------------------------------------
                                        George N. Tietjen III
                                        Principal Accounting & Financial Officer
                                        Chief Financial Officer & Treasurer